UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 27, 2007

CBS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-09553	04-2949533
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

51 West 52nd Street, New York, New York	10019
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code:  (212) 975-4321

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 8.01                         Other Events.

On February 27, 2007, CBS Corporation announced earnings for the fourth quarter and year ended December 31, 2006.  Information regarding CBS Corporation’s earnings is filed herewith as Exhibit 99 and is incorporated herein by reference in its entirety.

Item 9.01                         Financial Statements and Exhibits.

(d) Exhibits.           The following Exhibit is filed as part of this Report on Form 8-K:

Exhibit Number	Description of Exhibit
99	Information regarding CBS Corporation’s earnings for the fourth quarter and year ended December 31, 2006 announced on February 27, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBS CORPORATION
(Registrant)

By:	/s/ FREDRIC G. REYNOLDS
	Name:	Fredric G. Reynolds
	Title:	Executive Vice President
and Chief Financial Officer

Date:  February 27, 2007

Exhibit Index

Exhibit Number	Description of Exhibit
99	Information regarding CBS Corporation’s earnings for the fourth quarter and year ended December 31, 2006 announced on February 27, 2007.